UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 3, 2006

                            Basic Services, Inc.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                   333-142739           20-8837626
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

             9604 Royal Lamb Drive, Las Vegas, Nevada       89145
   --------------------------------------------------------------------
                (Address of principal executive offices)

                             (702) 203-8477
                       ---------------------------
                       (Issuer's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 8.01  Other Events.

The Board of Directors for Basic Services, Inc. announced the declaration of a special stock dividend through which Basic Services, Inc. will spin off its wholly-owned subsidiary, Generic Marketing Services, Inc. a Nevada corporation to its own shareholders, in the same proportion as they own stock in Basic Services, Inc.

Record shareholders of Basic Services, Inc. as of the close of business on August 13, 2007, (the "Record Date") will receive one (1) common share, par value $0.001, of Generic Marketing Services, Inc. common stock for every share of Basic Services common stock owned. The Generic Marketing Services stock dividend will be based on 10,873,750 shares of Basic Services common stock that are issued and outstanding as of the record date. Following the issuance of the stock dividend, Generic Marketing Services will have 10,873,750 common shares issued and outstanding. Generic Marketing Services has filed a Registration Statement on Form SB-2, upon Notice of Effectiveness the stock dividend will be payable.

Basic Services will retain no ownership in Generic Marketing Services, Inc. following the issuance of the stock dividend. Further, Generic Marketing Services will no longer be a subsidiary of Basic Services, Inc. Generic Marketing Services will be a reporting private company, that has yet to commence its operations, has no revenues and will be owned by the same shareholders of Basic Services. Generic Marketing Services will have different management than Basic Services, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Basic Services, Inc.
                                ------------------------
                                      Registrant

                                By: /s/ Mark DeStefano
                                ------------------------------------
                                 Name:  Mark DeStefano
                                Title:  President/Director

Dated:  August 7, 2007